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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2004

POGO PRODUCING COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-7792 (Commission File Number)	74-1659398 (IRS Employer Identification No.)

5 Greenway Plaza, Suite 2700 Houston, Texas 77046-0504
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (713) 297-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

(1)
On October 19, 2004, a press release was issued by the Company and also made available through the Company's website at www.pogoproducing.com. The press release contains information concerning the Company's unaudited financial and operating results for the quarter ended September 30, 2004. A copy of this press release is included herein as Exhibit 99.1 and incorporated in this Item 2.02 by reference.

(2)
On October 19, 2004, certain unaudited supplemental financial and operating information concerning the Company's results for the quarter ended September 30, 2004, were placed on the Company's website at www.pogoproducing.com. A copy of the two supplemental schedules are included herein as Exhibits 99.2 and 99.3 and are incorporated in this Item 2.02 by reference.

Item 9.01    Financial Statements and Exhibits.

(c)
Exhibits (furnished pursuant to Item 2.02 and not deemed filed with the Commission).

Exhibit Number	Description
99.1	Press Release issued October 19, 2004 regarding the quarter ended September 30, 2004 results of Pogo Producing Company (the "Company").
99.2	Unaudited Supplemental Financial Information regarding the Company's quarter ended September 30, 2004 results.
99.3	Unaudited Supplemental Operating Information regarding the Company's quarter ended September 30, 2004 results.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POGO PRODUCING COMPANY
Date: October 19, 2004	By:	/s/ JAMES P. ULM, II James P. Ulm, II Name: James P. Ulm, II Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit Number	Description
99.1	Press Release issued October 19, 2004 regarding the quarter ended September 30, 2004 results of the Company.
99.2	Unaudited Supplemental Financial Information regarding the Company's quarter ended September 30, 2004 results.
99.3	Unaudited Supplemental Operating Information regarding the Company's quarter ended September 30, 2004 results.

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  Item 2.02 Results of Operations and Financial Condition.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURE
Exhibit Index